EXHIBIT 99.1


Gasco
-------
Energy


For Release at 8:30 AM EDT on Thursday, April 16, 2009

           Gasco Energy Provides First Quarter 2009 Operations Update

DENVER - (PR Newswire) - April 16, 2009 - Gasco Energy, Inc. (NYSE Amex: GSX) today provided an interim operations update on its Riverbend Project in Utah's
Uinta Basin.

Quarterly Production
Estimated cumulative net production for the quarter ended March 31, 2009 was 1,254 million cubic feet equivalent (MMcfe), an increase of 15.6% over first quarter 2008 production of 1,085 MMcfe. The net production increase is attributed to the recompletion of three existing wells partially offset by normal production declines in existing wells.

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                       Gasco Energy Net Production Detail
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                                           Three Months
                                               Ended
                                 --------------------------------- -------------
                                 March 31, 2009*   March 31, 2008    % Change
------------------------------------------------- ---------------- -------------
Natural Gas / MMcf                    1,193             1,038         14.9%
------------------------------------------------- ---------------- -------------
Oil / MBbls                           10.2               7.8          30.8%
------------------------------------------------- ---------------- -------------
Natural Gas Equivalents / MMcfe       1,254             1,085         15.6%
------------------------------------------------- ---------------- -------------
*Includes preliminary production estimates for the first quarter of 2009

Completion Activity
During the quarter, Gasco conducted no initial completion operations and re-entered three gross wells (0.92 net) to complete behind-pipe pay zones.

At March 31, 2009, Gasco operated 130 gross wells. The Company currently has an inventory of 32 operated wells with up-hole recompletions and four Upper Mancos wells awaiting initial completion activities. Due to low gas prices in the Rockies, the Company is selectively recompleting up-hole pay to satisfy its required volumes under its derivative contracts.

Risk Management
At average first quarter  production  levels,  approximately  60% of Gasco's net production volumes were hedged through the following instruments:
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Gasco 2009 Swap Agreements
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Floating Price Gasco
      Agreement Type         Remaining Term            Quantity               Index Price (a)              Payer
--------------------------- ------------------- --------------------------- ------------------------ -----------------------
           Swap                1/09 - 12/09        3,000 MMBtu per day          $7.025 / MMBtu             NW Rockies
--------------------------- ------------------- --------------------------- ------------------------ -----------------------
           Swap                1/09 - 12/09        3,000 MMBtu per day          $7.015 / MMBtu             NW Rockies
----------------------------------------------------------------------------------------------------------------------------

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

Gasco 2009 Costless Collar Agreements
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Call Price        Put Price Gasco
     Agreement Type        Remaining Term        Quantity        Index Price (a)    Counterparty Buyer         Buyer
-------------------------- ---------------- ------------------- ------------------- -------------------- -------------------
                                             3,000 MMBtu per
     Costless Collar        1/09 - 12/09           day              NW Rockies         $7.50 / MMBtu       $6.50 / MMBtu
-------------------------- ---------------- ------------------- ------------------- -------------------- -------------------

(a) Northwest Pipeline Rocky Mountains -- Inside FERC first of month index price
--------------------------------------------------------------------------------

Drilling Activity
During the first quarter of 2009, Gasco reached total depth on two gross wells (0.84 net), one that was in progress at December 31, 2008. Gasco spud one new well during the first quarter of 2009 and, upon reaching total depth on this well, the Company laid down the rig, as previously announced.

Gate Canyon State #23-16
The Gate Canyon State #23-16 well, which has been producing for 60 days, came on at an initial production rate of 5.7 million cubic feet of natural gas per day (MMcf/d) flowing up 5 1/2" casing while cleaning up frac fluid. The well averaged 3.2 MMcf/d and 2.6 MMcf/d for the first 30 and 60 days, respectively. Tubing will be snubbed in the hole over the next two to three weeks. The well continues to flow back frac fluid and is producing from multiple fracture stimulated intervals within the Mancos and lower Blackhawk formations.

First Quarter 2009 Results
Gasco expects to announce its first quarter results on or before May 4, 2009. The Company will schedule a conference call to be announced at a later date to discuss first quarter operational and financial results.

About Gasco Energy
Denver-based Gasco Energy, Inc. is natural gas and petroleum exploitation, development and production company engaged in locating and developing hydrocarbon resources, primarily in the Rocky Mountain region. Gasco's principal business is the acquisition of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to these leases. Gasco currently focuses its drilling efforts in the Riverbend Project located in the Uinta Basin of northeastern Utah, targeting the Wasatch, Mesaverde, Blackhawk, Mancos, Dakota and Morrison formations. To learn more, visit http://www.gascoenergy.com.

Forward-looking Statements
Certain statements set forth in this press release relate to management's future plans, objectives and expectations. Such statements are forward-looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding Gasco's future financial position, potential resources, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward-looking statements contained in this press release are to the knowledge or in the judgment of the officers and directors of Gasco, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve known and unknown risks and uncertainties that may cause Gasco's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those Gasco expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; fluctuations in natural gas and oil prices; pipeline constraints; overall demand for natural gas and oil in the United States; changes in general economic conditions in the United States; our ability to manage interest rate and commodity price exposure; changes in the Company's borrowing arrangements; the condition of credit and capital markets in the United States; and other risks described under "Risk Factors" in each of Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 4, 2009.

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Any of these factors could cause our actual  results to differ  materially  from the results implied by these or any other forward-looking statements made by us or on our behalf. We cannot assure you that our future results will meet our expectations. When you consider these forward-looking statements, you should keep in mind these factors. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these factors. Our forward-looking statements speak only as of the date made. The Company assumes no duty to update or revise its forward-looking statements based on changes in internal estimates or expectations or otherwise.

Contact for Gasco Energy, Inc.: Investor Relations: 303-483-0044

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